Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
Note 8 - Debt
Long-Term Debt
Long-term debt is recognized in the Company’s and Southwest’s Consolidated Balance Sheets generally at the carrying value of the obligations outstanding. However, details surrounding the fair value and individual carrying values of instruments are discussed below and provided in the table that follows.
Carrying amounts of long-term debt and related estimated fair values as of December 31, 2021 and 2020 are disclosed in the following table. The fair value hierarchy is described in Note 1 - Background, Organization, and Summary of Significant Accounting Policies.

	December 31,
	2021		2020
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
(Thousands of dollars)
Southwest Gas Corporation:
Debentures:
Notes, 6.1%, due 2041	$125,000	$166,380	$125,000	$174,858
Notes, 3.875%, due 2022	250,000	250,603	250,000	258,825
Notes, 4.875%, due 2043	250,000	307,538	250,000	317,190
Notes, 3.8%, due 2046	300,000	329,055	300,000	347,046
Notes, 3.7%, due 2028	300,000	325,191	300,000	344,553
Notes, 4.15%, due 2049	300,000	342,030	300,000	370,278
Notes, 2.2%, due 2030	450,000	440,838	450,000	474,552
Notes 3.18%, due 2051	300,000	292,116	—	—
8% Series, due 2026	75,000	92,623	75,000	99,723
Medium-term notes, 7.78% series, due 2022	25,000	25,122	25,000	26,663
Medium-term notes, 7.92% series, due 2027	25,000	31,555	25,000	33,802
Medium-term notes, 6.76% series, due 2027	7,500	8,949	7,500	9,613
Unamortized discount and debt issuance costs	(19,959)		(17,822)
	2,387,541		2,089,678
Revolving credit facility and commercial paper	130,000	130,000	150,000	150,000
Industrial development revenue bonds:
Tax-exempt Series A, due 2028	50,000	50,000	50,000	50,000
2003 Series A, due 2038	50,000	50,000	50,000	50,000
2008 Series A, due 2038	50,000	50,000	50,000	50,000
2009 Series A, due 2039	50,000	50,000	50,000	50,000
Unamortized discount and debt issuance costs	(1,938)		(1,472)
	198,062		198,528
Less: current maturities	(275,000)		—
Southwest Gas Corporation total long-term debt, less current maturities	$2,440,603		$2,438,206
Southwest Gas Holdings, Inc.:
Centuri secured term loan facility	$1,117,138	$1,117,841	$226,648	$230,824
Centuri secured revolving credit facility	103,329	103,749	26,626	26,645
MountainWest unsecured senior notes, 3.53%, due in 2028	102,078	102,078	—	—
MountainWest unsecured senior notes, 4.875%, due in 2041	199,926	199,926	—	—
MountainWest unsecured senior notes, 3.91%, due in 2038	147,735	147,735	—	—
Other debt obligations	51,665	50,003	81,973	84,246
Unamortized discount and debt issuance costs	(24,466)		(820)
Less: current maturities	(22,324)		(40,433)
Southwest Gas Holdings, Inc. total long-term debt, less current maturities	$4,115,684		$2,732,200
The fair values of Southwest's and the Company’s revolving credit facilities and Southwest’s Industrial Development Revenue Bonds (“IDRBs”) are categorized as Level 1 based on the FASB’s fair value hierarchy, due to the ability to access similar debt arrangements at measurement dates with comparable terms, including variable/market rates. Additionally, Southwest’s revolving credit facility and IDRBs have interest rates that reset frequently. The fair values of Southwest’s debentures (which include senior and medium-term notes) and the Company's term loan facility and unsecured senior notes as of December 31, 2021 were determined utilizing a market-based valuation approach, where fair values are determined based on evaluated pricing data, and as such are categorized as Level 2 in the hierarchy. Prior to amending its secured revolving credit and term loan facility in the third quarter 2021 (see below), the Company’s credit facility as it relates to Centuri was categorized as Level 3, as fair values were based on a conventional discounted cash flow methodology utilizing current market pricing yield curves.
Southwest has a $400 million credit facility that is scheduled to expire in April 2025. Southwest designates $150 million of associated capacity as long-term debt and the remaining $250 million for working capital purposes. Interest rates for the credit facility are calculated at either the Secured Overnight Financing Rate (“SOFR”) or an “alternate base rate” (as updated per its amended agreement below), plus in each case an applicable margin that is determined based on Southwest’s senior unsecured debt rating. At December 31, 2021, $130 million was outstanding on the long-term portion (no borrowings were outstanding under the commercial paper program discussed below). The effective interest rate on the long-term portion of the credit facility was 1.24% at December 31, 2021. Borrowings under the credit facility ranged from none at various times throughout 2021 to a high of $275 million during the first quarter of 2021.
On December 28, 2021, Southwest amended its credit facility agreement; total borrowing capacity under the amended agreement remained at $400 million. The amended agreement replaced the LIBOR interest rate benchmark with the SOFR interest rate benchmark. Under the amended agreement, the applicable margin ranges from 0.750% to 1.500% for loans bearing interest with reference to SOFR and from 0.000% to 0.500% for loans bearing interest with reference to an alternative base rate. At December 31, 2021, the applicable margin is 1.125% for loans with reference to SOFR and 0.125% for loans bearing interest with reference to the alternative base rate. Southwest is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee on the unfunded portion of the commitments ranges from 0.075% to 0.200% per annum, and was not significant for the year ended December 31, 2021. The amended agreement contains certain representations and warranties and affirmative and negative covenants similar to those contained in the previous agreement. In addition, the amended agreement contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year.
Southwest has a $50 million commercial paper program. Issuances under the commercial paper program are supported by Southwest’s current revolving credit facility and, therefore, do not represent additional borrowing capacity. Borrowings under the commercial paper program are designated as long-term debt. Interest rates for the program are calculated at the then current commercial paper rate. At December 31, 2021, as noted above, no borrowings were outstanding under the commercial paper program.
In August 2021, Southwest issued $300 million aggregate principal amount of 3.18% Senior Notes at a discount of 0.019%. The notes will mature in August 2051. Southwest used the net proceeds from the offering to repay the outstanding balance under its credit facility, with the remaining net proceeds used for general corporate purposes.
On August 27, 2021, Centuri, in association with the acquisition of Riggs Distler (see Note 15 - Business Acquisitions), entered into an amended and restated credit agreement. The agreement provided for a $1.145 billion secured term loan facility, at a discount of 1.00%, and a $400 million secured revolving credit facility; the combined facility, in addition to funding the Riggs Distler acquisition, refinanced the previous $590 million loan facility. This multi-currency facility allows the borrower to request loan advances in either Canadian dollars or U.S. dollars. Amounts borrowed and repaid under the revolving line of credit portion of the facility are available to be re-borrowed. The obligations under the credit agreement are secured by present and future ownership interests in substantially all direct and indirect subsidiaries of Centuri, substantially all of the tangible and intangible personal property of each borrower, certain of their direct and indirect subsidiaries, and all products, profits, and proceeds of the foregoing. The term loan facility matures on August 27, 2028 and the revolving credit facility matures on August 27, 2026.
Interest rates for the term loan facility and the revolving credit facility are based on either a “base rate” or LIBOR, plus an applicable margin in either case. The term loan facility is also subject to a LIBOR floor of 0.50%. Furthermore, Centuri Canada Division Inc. may borrow under the revolving credit facility with interest rates based on either a “base rate” or the Canadian Dealer Offered Rate (“CDOR”) plus the applicable margin, at the borrower’s option. The margin for the term loan facility will be 1.50% for base rate loans and 2.50% for LIBOR loans. The margin for the revolving credit facility ranges from 0.0% to 1.25% for base rate loans and from 1.00% to 2.25% for LIBOR loans, depending on Centuri’s net leverage ratio. Upon the occurrence of certain events providing for a transition away from LIBOR, or if LIBOR is no longer a widely recognized benchmark rate, Centuri may further amend the credit agreement with a replacement rate as set forth in the amended agreement. Centuri is also required to pay a commitment fee on the unused portion of the commitments. The commitment fee ranges from
0.150% to 0.35% per annum. The credit agreement contains certain customary representations and warranties, affirmative and negative covenants, and events of default. There are no financial covenants related to the term loan facility. The revolving credit facility requires Centuri to maintain a maximum total net leverage ratio of 5.50 to 1.00 with a step-down to 4.75 to 1.0 on December 31, 2022, and a step-down to 4.00 to 1.00 on December 31, 2023; provided, however, Centuri may elect to increase the maximum total net leverage ratio up to 4.50 to 1.00 in connection with certain material acquisitions, with such increase being applicable for one year following such acquisition; and the agreement also requires Centuri to maintain a minimum interest coverage ratio of 2.50 to 1.00. Centuri’s assets securing the facility at December 31, 2021 totaled $2.5 billion. Borrowings under the secured revolving credit portion of the facility ranged from a low of $103 million to a high of $116 million both during the fourth quarter of 2021. At December 31, 2021, $1.220 billion in borrowings were outstanding under Centuri’s combined secured revolving credit and term loan facility after having, among other things, funded the acquisition of Riggs.
All amounts outstanding are considered long-term borrowings. The effective interest rate on the secured revolving credit and term loan facility was 3.0% at December 31, 2021.
On December 31, 2021, the Company assumed a total of $449.7 million (the fair value on the acquisition date of $430 million in aggregate principal related to the debt) consisting of two private placement unsecured senior notes and public unsecured senior notes upon completion of the Questar Pipelines acquisition. Interest rates on the notes range from 3.53% to 4.875%, as depicted in the table above. The Company recorded the assumed debt at fair value as part of the purchase price allocation. See Note 15 - Business Acquisitions for additional information.
The effective interest rates on Southwest’s variable-rate IDRBs are included in the table below:

	December 31,
	2021	2020
2003 Series A	0.91%	0.80%
2008 Series A	0.90%	0.83%
2009 Series A	0.88%	0.76%
Tax-exempt Series A	0.92%	0.87%
In Nevada, interest fluctuations due to changing interest rates on Southwest’s 2003 Series A, 2008 Series A, and 2009 Series A variable-rate IDRBs are tracked and recovered from customers through a variable interest expense recovery mechanism.
None of Southwest’s debt instruments have credit triggers or other clauses that result in default if bond ratings are lowered by rating agencies. Interest and fees on certain debt instruments are subject to adjustment depending on Southwest’s bond ratings. Certain debt instruments are subject to a leverage ratio cap and the 6.1% Notes due 2041 are also subject to a minimum net worth requirement. At December 31, 2021, Southwest was in compliance with all of its covenants. Under the most restrictive of the financial covenants, approximately $2.9 billion in additional debt could be issued while still meeting the leverage ratio requirement. Relating to the minimum net worth requirement, as of December 31, 2021, there is at least $2 billion of cushion in equity. No specific dividend restrictions exist under the collective covenants. None of the debt instruments contain material adverse change clauses.
Certain Centuri debt instruments have leverage ratio caps and fixed charge ratio coverage requirements. At December 31, 2021, Centuri was in compliance with all of its covenants. Under the most restrictive of the covenants, Centuri could issue over $320 million in additional debt and meet the leverage ratio requirement. Centuri has at least $181 million of cushion relating to the minimum fixed charge ratio coverage requirement. Centuri’s covenants limit its ability to provide cash dividends to Southwest Gas Holdings, Inc., its parent. The dividend restriction is equal to a calculated available amount generally defined as 50% of its rolling twelve-month consolidated net income adjusted for certain items, such as parent contribution inflows, Linetec redeemable noncontrolling interest payments, or dividend payments, among other adjustments, as applicable.
Estimated maturities of long-term debt for the next five years are:

(Thousands of dollars)	2022	2023	2024	2025	2026	Total
Southwest Gas Corporation:
Debentures	$275,000	$—	$—	$—	$75,000	$350,000
Revolving credit facility and commercial paper	—	—	—	130,000	—	130,000
Total	275,000	—	—	130,000	75,000	480,000
Southwest Gas Holdings, Inc.:
Centuri secured term loan facility	11,450	11,450	11,450	11,450	11,450	57,250
Centuri secured revolving credit facility	—	—	—	—	103,329	103,329
Other debt obligations	10,874	11,047	11,285	9,076	7,490	49,772
Total	$297,324	$22,497	$22,735	$150,526	$197,269	$690,351
Short-Term Debt
Southwest Gas Holdings, Inc. has a $200 million credit facility that is primarily used for short-term financing needs. Interest rates for this facility are calculated at either SOFR or the “alternate base rate” (as updated per its amended agreement below), plus in each case an applicable margin that is determined based on the Company’s senior unsecured debt rating. Borrowings under the credit facility ranged from a low of $22 million during the fourth quarter of 2021 to a high of $59 million during the fourth quarter of 2021. There was $59 million and $50 million outstanding under this facility with a weighted average interest rate of 1.323% and 1.225% at December 31, 2021 and 2020, respectively.
On December 28, 2021, Southwest Gas Holdings, Inc. amended its existing credit facility. The amendment extended the maturity date of the credit facility to December 28, 2026, increased the total commitment amount from $100 million to $200 million, increased the amount which the total commitment may be increased (from $200 million to $300 million), and replaced the LIBOR interest rate benchmark with the SOFR interest rate benchmark. Interest rate benchmarks (SOFR or an alternative) as well as related ranges, including with regard to the applicable margin, largely mirror those included in Southwest’s amended facility agreement noted above, determined in this case based on Southwest Gas Holdings, Inc.’s senior unsecured long-term debt rating. At December 31, 2021, the applicable margin is 1.250% for loans bearing interest with reference to SOFR and 0.250% for loans bearing interest with reference to the alternative base rate. The commitment fee rates, terms and covenants, noted above for Southwest are also applicable to Southwest Gas Holdings, Inc. in its amended credit facility, including the noted ratio of funded debt to total capitalization as of the end of any quarter of any fiscal year. The commitment fee under this credit facility was not significant for the year ended December 31, 2021.
In March 2021, Southwest entered into a $250 million Term Loan that matures March 22, 2022. The proceeds were used to fund the increased cost of natural gas supply during the month of February 2021, caused by extreme weather conditions in the central U.S. (see Deferred Purchased Gas Costs in Note 1 - Background, Organization, and Summary of Significant Accounting Policies). Interest rates for the term loan are calculated at either LIBOR or an “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest’s senior unsecured long-term debt rating. The applicable margin ranges from 0.550% to 1.000% for loans bearing interest with reference to LIBOR and 0.000% for loans bearing interest with reference to an alternate base rate. The agreement contains a financial covenant requiring Southwest to maintain a ratio of funded debt to total capitalization not to exceed 0.70 to 1.00 as of the end of any quarter of any fiscal year. The weighted average interest rate at December 31, 2021 was 0.800%.
In November 2021, the Company entered into a term loan credit agreement (the “Credit Agreement”). The Credit Agreement provided for a $1.6 billion delayed-draw term loan (the “Term Loan Facility”) to fund and pay fees, commissions, and expenses related to the Term Loan Facility and the acquisition by the Company of the equity interests in Questar Pipelines (refer to Note 15 - Business Acquisitions). The Term Loan Facility was funded on December 31, 2021, and matures on December 30, 2022. The interest rate for the Term Loan Facility is based on either “base rate” or LIBOR, plus an applicable margin in either case. The applicable margin for the Term Loan Facility is 0% to 0.50% for base rate loans and 0.75% to 1.50% for LIBOR loans, depending on the applicable pricing level in effect. Each of the interest rate spreads will increase by 0.25% at certain time intervals after the funding date. The commitment fee ranges from 0.060% to 0.175% per calendar quarter commencing January 3, 2022, depending on the applicable pricing level in effect. The pricing levels are based on the Company’s senior debt ratings. The interest rate is subject to customary benchmark replacement provisions. The weighted average interest rate at December 31, 2021 was 1.354%.
The Credit Agreement contains representations and warranties, affirmative, negative, and financial covenants and events of default substantially similar to the Company’s existing credit facility. Subject to certain exceptions, after the funding date, the
Company must make a mandatory prepayment from 100% of the net cash proceeds received by the Company or any of its subsidiaries from any debt offerings or equity issuances and/or 100% of the committed amount under any specified acquisition financings.
At December 31, 2021, Southwest Holdings, Inc. was in compliance with all of its credit facility and 364-day Term Loan covenants. Interest and fees on the credit facility and 364-day Term Loan are subject to adjustment depending on its senior debt ratings. The credit facility and 364-day Term Loan are subject to a leverage ratio cap. Under the most restrictive of the financial covenants, approximately $1 billion in additional debt could be issued while still meeting the leverage ratio requirement. No specific dividend restrictions exist under the collective covenants. The credit facility and 364-day Term Loan do not contain material adverse change clauses.
As indicated above, under Southwest’s $400 million credit facility, $250 million has been designated by management for working capital purposes. Southwest had no short-term borrowings outstanding at December 31, 2021 and $57 million of short-term borrowings outstanding with weighted average interest rate of 1.10%, at December 31, 2020.
The Company’s borrowing of $1.6 billion under the 364-day Term Loan, noted above, to temporarily finance the acquisition of Questar Pipelines created a negative working capital condition of approximately $1.5 billion. At December 31, 2021, total short-term debt was $1.909 billion and current maturities of long-term debt were $297 million. As of March 1, 2022, the Company does not have sufficient liquidity or capital resources to repay this debt at maturity without issuing new debt or equity. Management intends to satisfy these obligations through (i) the issuance of $900 million to $1 billion of equity and equity-linked instruments, (ii) the issuance of approximately $600 million to $700 million of long-term debt to permanently refinance the remaining portion of the 364-day Term Loan, and (iii) the issuance of approximately $600 million of bonds to refinance other current maturities of long-term debt obligations, and for other purposes.
Management believes that its refinancing plan is probable based on the Company’s ability to generate consistent cash flows, its current credit ratings, its relationships with its lenders and its prior history of successfully raising debt and equity necessary to fund its acquisitions and operations. As such, management has concluded that the Company can satisfy its obligations for at least the next twelve months from the issuance date of these financial statements.
The Company’s ability to access the capital markets or to otherwise obtain sufficient financing may be affected by future conditions. If the Company is unable to execute its plan to issue equity or refinance debt obligations, the Company’s credit facility could be terminated and amounts due under its revolver and other borrowing arrangements could be declared immediately due and payable.
LIBOR
Certain rates established at LIBOR are scheduled to be discontinued as a benchmark or reference rate after 2021, while other LIBOR-based rates are scheduled to be discontinued after June 2023. As of December 31, 2021, Southwest had $250 million in outstanding borrowings under its Term Loan and $130 million outstanding under its credit facility. At the same time, the Company had $3.2 billion in aggregate outstanding borrowings under Centuri’s combined facility, the Company’s Term Loan Facility, Southwest’s Term Loan, and credit facilities that have interest rates with reference to LIBOR and maturity dates that extend beyond 2021. The Southwest and Southwest Gas Holdings credit facilities were amended on December 28, 2021 to replace LIBOR interest rate benchmarks with SOFR interest rate benchmarks; however, amounts outstanding at December 31, 2021 under these credit facilities were referenced to LIBOR and subsequently repaid shortly after year end. In order to mitigate the impact on financial condition and results of operations to the Company and Southwest, management will monitor developments and work with lenders to determine the appropriate replacement/alternative reference rate for variable rate debt. At this time the Company and Southwest can provide no assurances as to the impact a LIBOR discontinuance will have on their financial condition or results of operations. Any alternative rate may be less predictable or less attractive than LIBOR.